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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004


                              WITNESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-29335               23-2518693
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                           300 Colonial Center Parkway
                                Roswell, GA 30076
                         (Address of principal executive
                                    offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits


99.1 Press Release dated January 22, 2004


Item 12. Results of Operations and Financial Condition


On January 22, 2004, Witness Systems, Inc. issued a press release to report its fourth quarter 2003 results. A copy of the press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 22, 2004   WITNESS SYSTEMS, INC.


                          BY:                  /s/  William F. Evans
                              --------------------------------------------------
                                                   WILLIAM F. EVANS
                                             EXECUTIVE VICE PRESIDENT AND
                                               CHIEF FINANCIAL OFFICER




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                                  Exhibit Index



Exhibit No.   Description
-----------   -----------

99.1          Press release issued by Witness Systems, Inc. on January 22, 2004.